UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2019

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania 19103
(Address of Principal Executive Offices, and Zip Code)

(215) 207-2100
Registrant’s telephone number, including area code:

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Monthly Operating Report

As previously disclosed, on August 30, 2019, RAIT Financial Trust (“RAIT”) and its affiliates RAIT Funding LLC, RAIT General, Inc., RAIT Limited, Inc., Taberna Realty Finance Trust, RAIT JV TRS, LLC, and RAIT JV TRS Sub, LLC (together, the “Debtors”) filed voluntary bankruptcy cases (the “Chapter 11 Cases”) under chapter 11, Title 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are jointly administered under the caption In re: RAIT Funding, LLC, a Delaware limited liability company, et. al.  As previously disclosed in a Current Report on Form 8-K filed by RAIT on November 19, 2019 (the “11/19/19 8K”), during the pendency of the Chapter 11 Cases, in lieu of filing Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), RAIT intends to follow the modified reporting procedures (the “Modified Reporting Procedures”) outlined in Exchange Act Release No. 9660 (June 30, 1972) (“Release No. 9660”), the Securities and Exchange Commission’s (the “Commission”) Staff Legal Bulletin No. 2 (April 15, 1997) and the Commission’s related no-action correspondence, as described in the 11/19/19 8K.

On November 27, 2019, the Debtors jointly filed a monthly operating report for the period from October 1, 2019 to October 31, 2019 (the “Monthly Operating Report”) with the Bankruptcy Court.  In accordance with the Modified Reporting Procedures, a copy of the Monthly Operating Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Monthly Operating Report, court filings and other information related to the Chapter 11 Cases are available at a website administered by the Debtors’ noticing and claims agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/rait, or www.deb.uscourts,gov, the official Bankruptcy Court website. The information set forth in these websites is not incorporated into this Item 8.01.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “potential,” “should,” “will,” “plans,” “continuing,” “ongoing,” “expects,” “intends to,” and similar words or phrases.  Although RAIT believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. Such forward-looking statements include, but are not limited to, statements related to (a) the transactions contemplated by (i) the Equity and Asset Purchase Agreement, dated August 30, 2019 (the “Purchase Agreement”), by and among RAIT, certain of its direct and indirect subsidiaries, and CF RFP Holdings LLC, a Delaware limited liability company and an entity owned by funds managed by affiliates of Fortress Investment Group LLC (“Buyer”), pursuant to which, among other things, Buyer agreed to purchase certain subsidiaries and assets of RAIT (together, the “Purchased Assets”), (ii) the Restructuring and Plan Support Agreement, dated August 29, 2019, by and among RAIT, Taberna Realty Finance Trust, and TP Management LLC, an affiliate of Buyer, in its capacity as delegate collateral manager, and (iii) the Restructuring and Plan Support Agreement, dated August 31, 2019, by and among RAIT, RAIT Funding, LLC, and Kodiak CDO I, Ltd., as holder of certain preferred securities, including the Chapter 11 Cases, and (b) the ability of the Debtors to operate as a “debtor in possession” under the jurisdiction of the Bankruptcy Court. These risks, uncertainties and contingencies include, but are not limited to, (i) whether the closing conditions of the Purchase Agreement will be satisfied or waived and whether the transactions contemplated thereby will be completed as provided therein, (ii) whether RAIT or its affiliates will be able to obtain approval with respect to motions in the Chapter 11 Cases and the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; (iii) the length of time the Debtors will operate under the Chapter 11 Cases; (iv) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with RAIT and its affiliates’ ability to develop and consummate the sale of the Purchased Assets; (v) the potential adverse effects of the Chapter 11 Cases on the Debtors’ liquidity, results of operations or business prospects; (vi) increased legal, advisor and other costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; and (vii) the effect of the Chapter 11 Cases on the trading price and value of RAIT securities. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in the RAIT’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Commission on March 26, 2019, Amendment No. 1 to RAIT’s Annual Report on Form 10-K/A for the year ended December 31, 2018, filed with the Commission on April 30, 2019, RAIT’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, filed with the Commission on November 7, 2019 and RAIT’s Quarterly Report on Form 10-Q for the quarterly period ended

June 30, 2019, filed with the Commission on November 7, 2019. In light of the significant uncertainties inherent in any forward-looking information included herein, the inclusion of such information should not be regarded as a representation by RAIT or any other person that RAIT’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements attributable to RAIT are expressly qualified by these cautionary statements.

Cautionary Statement Regarding Financial Operating Data

The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors. The Debtors prepared the Monthly Operating Report solely for purposes of complying with the monthly operating reporting requirements applicable in the Chapter 11 Cases. The financial information contained in the Monthly Operating Report is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.  Accordingly, there can be no assurances that, from the perspective of an investor or potential investor in RAIT’s or its subsidiaries’ securities, the financial information contained in the Monthly Operating Report is complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is included as part of this report:

Exhibit No.	Description
99.1	Debtors’ Monthly Operating Report for the period October 1, 2019 to October 31, 2019, filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

December 2, 2019	By:	/s/ Alfred J. Dilmore
Name: Alfred J. Dilmore
Title: Chief Financial Officer,
Treasurer and Chief Accounting Officer